

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2012

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



- 36.7% Domestic
- 60.6% International
- 2.7% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Citigroup Inc	5.04%
BNP Paribas	4.98%
Bank of America Corp	4.95%
Mastercard Inc	4.74%
Aegon NV	3.84%
Google Inc	3.70%
Munich RE Group	3.65%
ING Group	3.61%
Mitsubishi UFJ Financial	3.58%
CNOOC Ltd	3.55%

Industry Diversification

Financials	28.05%
Information Technology	18.32%
Telecommunication Services	17.62%
Energy	10.28%
Consumer Staples	8.33%
Health Care	6.19%
Consumer Discretionary	5.24%
Industrials	3.27%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	29
2011 Portfolio Turnover	44%
Net Assets (millions)	$14.28
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns [2]



Mundoval Fund
MSCI World Index
21.06%
21.59%
5.69%
7.47%
-1.31%
-2.14%
3.75%
3.12%
5.05%
5.02%
1 Year
3 Years
5 Years
7 Years
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



$16,000
$12,000
$8,000
$4,000
$0
$14,896
2004
2005
2006
2007
2008
2009
2010
2011
2012

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $14,896 on 9/30/12. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Quarterly Commentary: 3Q12

Portfolio Review

The Mundoval Fund returned 8.17% in the third quarter, outperforming the MSCI World index by 1.46%. Equity markets rebounded from a bumpy second quarter as the Euro-zone crisis calmed and the Federal Reserve announced another round of quantitative easing. General investor optimism lifted several broad market indicators to levels not seen since 2008.

Gains in the Mundoval Fund were widespread, spanning industries and nations. Google Inc was Mundoval's top performer, followed by several domestic and international financial companies.

Negative returns were limited to a handful of companies. The top detractor to returns, Hewlett-Packard, lowered earnings expectations and announced layoffs during the quarter.

Manager Commentary: *Mundoval Celebrates 8th Anniversary*

The Mundoval Fund was launched on September 3, 2004. Eight years later, adhering to our value philosophy of buying good companies at a good price has yielded results for the patient investor. A hypothetical $10,000 investment made on the Fund's launch date is worth close to $15,000[1] today, as illustrated below:



$14,896
Today's Value
$10,000
Initial
Hypothetical
Investment
2004
2005
2006
2007
2008
2009
2010
2011
2012

The Mundoval Fund will continue to adhere to a value oriented investment philosophy by investing in businesses throughout the world that are believed to be selling at less than our estimate of their worth or intrinsic value.

Thank you for your continued support and confidence.

Arthur Q. Johnson, CFA

1. A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $14,896 on 9/30/12. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

Average Annual Total Returns as of September 30, 2012[2]

	3Q 2012 (Non-Annualized)	Year to Date (Non-Annualized)	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	8.17%	13.76%	21.06%	5.69%	-1.31%	3.75%	5.05%
MSCI World Index	6.71%	13.01%	21.59%	7.47%	-2.14%	3.12%	5.02%

2. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.